SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 5, 2005


                             On2 Technologies, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                    (State of incorporation or organization)


                                     1-15117
                            (Commission File Number)


                                   84-1280679
                        (IRS Employer Identification No.)


                21 Corporate Drive, Suite 103, New York NY 12065
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)


                                 Not applicable
       (Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On2 Technologies, Inc., 2005 Incentive Compensation Plan

      On May 5, 2005, at the Annual Meeting of Stockholders of On2 Technologies, Inc. (the "Company"), the Company's stockholders approved the On2 Technologies, Inc. 2005 Incentive Compensation Plan (the "2005 Plan").

      Set forth below is a brief description of the material terms and conditions of the 2005 Plan. This description is not intended to be complete and is qualified in its entirety by reference to the full text of the 2005 Plan as set forth in Exhibit 10.1 hereto. Throughout the description, the words "On2", "we", "us", "our" and the "Company" refer to On2 Technologies, Inc., and its subsidiaries.

Purpose The 2005 Plan is intended to allow the Company to remain competitive in its ability to attract and retain employees and to provide meaningful incentive compensation to employees, directors, and consultants.

Shares Available   The maximum number of shares of our common stock that
                   may be delivered to participants under the 2005 Plan is 7 million shares, subject to certain adjustments.


Administration     The 2005 Plan is administered by the Compensation
                   Committee of the Board (the "Compensation Committee") for all present and future employees of the Company and its subsidiaries. The Board will administer the 2005
                   Plan for outside directors and consultants, based upon recommendations by the Compensation Committee.

Eligibility for    All present and future employees of Company or any
Participation      subsidiary of Company whom the Compensation Committee
                   determines to have contributed or who can be expected to contribute significantly to Company or an Company subsidiary shall be eligible to receive Incentive Awards under the Plan. In addition, the 2005 Plan also permits awards to non-employee directors on the Board and to certain individuals who are consultants or advisors to Company.

Types of Benefits  The Incentive Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options; (2) stock appreciation rights; (3) stock awards; (4) performance awards; (5) goal-based stock awards; and (6) cash awards (collectively, "Benefits"). Benefits may be granted singly, in combination, or in tandem as determined by the Compensation Committee. Stock awards, performance awards, stock units, and cash awards may, as determined by the Compensation Committee in its discretion, constitute Performance-Based Awards, as described below. Directors and Consultants are only eligible to receive grants of restricted stock and certain types of stock options.

                   Stock Options and Stock Appreciation Rights.

                   The Compensation Committee may grant options to employees, outside directors, and consultants and establish the terms and conditions for exercising an option. Options may either be incentive stock options, qualifying for special tax treatment, or non-qualified options; however, no incentive stock option shall be issued to a participant in tandem with a non-qualified stock option. The exercise price of an option will be at least 100% of the fair market value of company stock on the date that the option is granted.

                   Stock Appreciation Rights (SARS) may be granted on all or any part of an option, or separately from an award of options, and also are subject to terms and conditions set by the Compensation Committee. An SAR entitles the participant to receive an amount equal to the excess of
                   (i) the fair market value on the date of exercise of stock covered by the surrendered stock appreciation right over (ii) the price of the stock on the date the stock appreciation right was granted. The award can be paid in stock only. Directors and consultants are not eligible to receive SARs.

                   The Compensation Committee will set the term of each option for employees; no option will be exercisable, however, after the expiration of eight years from the date the option is granted, subject to the other provisions of the 2005 Plan. Participants can exercise any option and can make payment of the stock option price by delivering cash or other approved payment. The Board will set the term of options for outside directors and consultants under the same limitations.

                   Restricted Stock Awards.

                   The Compensation Committee may grant restricted stock to the Company's employees, outside directors, or consultants. Restricted Stock will be company stock subject to certain terms and conditions imposed by the Compensation Committee. Restricted stock awards may be issued to participants for no cash consideration, either alone or in addition to other awards granted. The minimum restriction period applicable to any restricted stock award that is not subject to performance conditions restricting the grant size, transfer of shares or vesting of the award shall be three years from the date of grant.

                   Goal-Based Stock Awards.

                   The Compensation Committee may grant goal-based stock, which is company stock subject to performance goals. The stock is not issued to the participant until the Compensation Committee certifies that the performance goals (and any other terms and conditions) have been met. Goal-based stock may be issued without cash consideration.

                   Performance Grants.

                   Performance grants are subject to the achievement of pre-established performance goals and are administered to comply with the requirements of Section 162(m) of the Internal Revenue Code. Performance goals use objective and quantifiable performance criteria.

                   Performance Criteria are based on the performance of the Company or any subsidiary, division, business unit or individual using one of a number of quantitative and qualitative measures.

Other Features     The Company also adopted a sub-plan (the "U.K Sub-plan")
                   to the 2005 Plan to allow for grants to the two employees at its Cambridge, U.K., research and development facility. The U.K. Sub-Plan was previously adopted by the Board as a sub-plan to the 2000 Plan, and was adopted under the provisions of the Enterprise
                   Management Incentive Scheme ("EMI"), a share option scheme approved by the government of the United Kingdom.

                   The 2005 Plan provides for equitable adjustment of Benefits in the event of stock dividend, stock split or combination of shares, recapitalization or merger in which Company is the surviving corporation or other change in Company's capital stock, including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of Company. The 2005 Plan contains provisions for the acceleration of exercisability or vesting of Benefits in the event of a change of control of Company. The Compensation Committee has broad discretion in determining under what circumstances adjustments should be made to Benefits under the plan (including a change in control of Company) and in the adjustments themselves.

                   The 2005 Plan also provides that incentive stock options shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the participant's lifetime, only by the participant.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

      10.1 On2 Technologies, Inc., 2005 Incentive Compensation Plan (incorporated by reference from Exhibit A to Notice and Proxy Statement of the Company for the Annual Stockholder Meeting on May 5, 2005).

      10.2 On2 Technologies, Inc., 2005 Incentive Compensation Plan Form of Stock Option Grant.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 11, 2005        On2 Technologies, Inc.


                          By: /s/ Doug McIntyre
                              -------------------------------
                          Name:  Doug McIntyre
                          Title: Chairman, President and CEO

                             On2 Technologies, Inc.
                           Current Report On Form 8-K
                               Dated May 11, 2005
                                  EXHIBIT INDEX

Exhibit Number     Description

      10.1 On2 Technologies, Inc., 2005 Incentive Compensation Plan (incorporated by reference from Exhibit A to Notice and Proxy Statement of the Company for the Annual
                   Stockholder Meeting on May 5, 2005).

      10.2 On2 Technologies, Inc., 2005 Incentive Compensation Plan Form of Stock Option Grant.